                            Global Structured Finance

                             BoAALT 2004-04 Group 1
                   30YR CB Non-Owner Occupied - GWAC le 5.875
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $76,253,509.30
Loan Count: 483
Cut-off Date: 2004-04-01
Avg. Loan Balance: $157,874.76
Avg. Orig. Balance: $157,963.25
W.A. FICO*: 742
W.A. Orig. LTV: 64.34%
W.A. Cut-Off LTV: 64.30%
W.A. Gross Coupon: 5.7565%
W.A. Net Coupon: 5.5010%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.84%
% over 100 COLTV: 0.00%
% with PMI: 2.84%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.77%
W.A. MI Adjusted LTV: 63.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.76%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          1.31%
----------------------------------------
50,001 - 150,000                   34.69
----------------------------------------
150,001 - 250,000                  29.28
----------------------------------------
250,001 - 350,000                  26.36
----------------------------------------
350,001 - 450,000                   4.78
----------------------------------------
450,001 - 550,000                   1.99
----------------------------------------
550,001 - 650,000                   1.60
----------------------------------------
Total:                            100.00%
----------------------------------------

*** denotes less than or equal to

Average: $157,963.25
Lowest: $26,000.00
Highest: $641,650.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          1.31%
----------------------------------------
50,001 - 150,000                   34.69
----------------------------------------
150,001 - 250,000                  29.28
----------------------------------------
250,001 - 350,000                  26.36
----------------------------------------
350,001 - 450,000                   4.78
----------------------------------------
450,001 - 550,000                   1.99
----------------------------------------
550,001 - 650,000                   1.60
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $157,874.76
Lowest: $26,000.00
Highest: $641,650.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        98.66%
----------------------------------------
25 YR FIXED                         1.26
----------------------------------------
20 YR FIXED                         0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

*** denotes less than or equal to

----------------------------------------
Coupon                           Percent
----------------------------------------
4.876 - 5.000                       0.14%
----------------------------------------
5.126 - 5.250                       1.42
----------------------------------------
5.251 - 5.375                       2.92
----------------------------------------
5.376 - 5.500                      12.28
----------------------------------------
5.501 - 5.625                       8.80
----------------------------------------
5.626 - 5.750                      20.60
----------------------------------------
5.751 - 5.875                      53.84
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.756
Lowest: 5.000
Highest: 5.875

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.92%
----------------------------------------
750 - 799                          46.94
----------------------------------------
700 - 749                          31.45
----------------------------------------
650 - 699                          15.22
----------------------------------------
600 - 649                           2.47
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 742
Lowest: 624
Highest: 818

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Cashout                  39.75%
----------------------------------------
Purchase                           32.41
----------------------------------------
Refinance-Rate/Term                27.84
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                49.39%
----------------------------------------
4-Family                           12.17
----------------------------------------
2-Family                           12.08
----------------------------------------
Condo                              10.53
----------------------------------------
PUD Detach                          5.36
----------------------------------------
3-Family                            5.09
----------------------------------------
PUD Attach                          4.48
----------------------------------------
Townhouse                           0.63
----------------------------------------
Condotel                            0.28
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                              10.17%
----------------------------------------
2055IE                             12.41
----------------------------------------
AVM                                11.70
----------------------------------------
FULL                               65.72
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            69.75%
----------------------------------------
Standard                           24.11
----------------------------------------
Stated                              2.88
----------------------------------------
All Ready Home                      1.92
----------------------------------------
Rapid                               1.30
----------------------------------------
No Ratio                            0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           98.44%
----------------------------------------
Secondary                           1.56
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               97.16%
----------------------------------------
GEMIC                               0.84
----------------------------------------
PMIC                                0.63
----------------------------------------
UGIC                                0.60
----------------------------------------
RMIC                                0.44
----------------------------------------
RGIC                                0.32
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         55.88%
----------------------------------------
Florida                             8.95
----------------------------------------
Colorado                            4.11
----------------------------------------
Massachusetts                       2.60
----------------------------------------
Texas                               2.36
----------------------------------------
Other                              26.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                42.36%
----------------------------------------
Southern California                57.64
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
01970                               1.76%
----------------------------------------
90260                               1.49
----------------------------------------
92649                               1.28
----------------------------------------
92647                               1.10
----------------------------------------
95128                               0.95
----------------------------------------
Other                              93.42
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 0.08%
----------------------------------------
300                                 1.26
----------------------------------------
360                                98.66
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           0.08%
----------------------------------------
295 - 300                           1.26
----------------------------------------
355 - 360                          98.66
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.6 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  47.58%
----------------------------------------
1 - 6                              52.42
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.53%
----------------------------------------
25.01 - 30.00                       1.38
----------------------------------------
30.01 - 35.00                       2.22
----------------------------------------
35.01 - 40.00                       3.69
----------------------------------------
40.01 - 45.00                       5.18
----------------------------------------
45.01 - 50.00                       3.61
----------------------------------------
50.01 - 55.00                       8.11
----------------------------------------
55.01 - 60.00                       9.72
----------------------------------------
60.01 - 65.00                       7.02
----------------------------------------
65.01 - 70.00                      21.43
----------------------------------------
70.01 - 75.00                      15.76
----------------------------------------
75.01 - 80.00                      18.49
----------------------------------------
80.01 - 85.00                       0.49
----------------------------------------
85.01 - 90.00                       2.35
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 64.34%
Lowest: 13.04%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.53%
----------------------------------------
25.01 - 30.00                       1.38
----------------------------------------
30.01 - 35.00                       2.22
----------------------------------------
35.01 - 40.00                       3.69
----------------------------------------
40.01 - 45.00                       5.18
----------------------------------------
45.01 - 50.00                       3.61
----------------------------------------
50.01 - 55.00                       8.11
----------------------------------------
55.01 - 60.00                       9.72
----------------------------------------
60.01 - 65.00                       7.02
----------------------------------------
65.01 - 70.00                      21.43
----------------------------------------
70.01 - 75.00                      15.76
----------------------------------------
75.01 - 80.00                      18.49
----------------------------------------
80.01 - 85.00                       0.49
----------------------------------------
85.01 - 90.00                       2.35
----------------------------------------
Total:                            100.00%
----------------------------------------

*** denotes less than or equal to

W.A.: 64.30%
Lowest: 13.03%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-04 Group 2
                   30YR CB Non-Owner Occupied - GWAC gt 5.875
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $88,766,244.54
Loan Count: 722
Cut-off Date: 2004-04-01
Avg. Loan Balance: $122,944.94
Avg. Orig. Balance: $123,047.75
W.A. FICO*: 735
W.A. Orig. LTV: 68.64%
W.A. Cut-Off LTV: 68.58%
W.A. Gross Coupon: 6.1534%
W.A. Net Coupon: 5.8979%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 10.17%
% over 100 COLTV: 0.00%
% with PMI: 10.27%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.49%
W.A. MI Adjusted LTV: 66.43%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.83%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          4.20%
----------------------------------------
50,001 - 150,000                   47.58
----------------------------------------
150,001 - 250,000                  25.80
----------------------------------------
250,001 - 350,000                  16.44
----------------------------------------
350,001 - 450,000                   3.99
----------------------------------------
450,001 - 550,000                   0.60
----------------------------------------
550,001 - 650,000                   1.39
----------------------------------------
Total:                            100.00%
----------------------------------------

*** denotes less than or equal to

Average: $123,047.75
Lowest: $14,310.00
Highest: $641,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          4.20%
----------------------------------------
50,001 - 150,000                   47.58
----------------------------------------
150,001 - 250,000                  25.80
----------------------------------------
250,001 - 350,000                  16.44
----------------------------------------
350,001 - 450,000                   3.99
----------------------------------------
450,001 - 550,000                   0.60
----------------------------------------
550,001 - 650,000                   1.39
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $122,944.94
Lowest: $14,296.42
Highest: $641,000.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        99.00%
----------------------------------------
25 YR FIXED                         0.93
----------------------------------------
24 YR FIXED                         0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

*** denotes less than or equal to

----------------------------------------
Coupon                           Percent
----------------------------------------
5.876 - 6.000                      35.19%
----------------------------------------
6.001 - 6.125                      34.14
----------------------------------------
6.126 - 6.250                      18.80
----------------------------------------
6.251 - 6.375                       5.30
----------------------------------------
6.376 - 6.500                       2.30
----------------------------------------
6.501 - 6.625                       1.84
----------------------------------------
6.626 - 6.750                       0.88
----------------------------------------
6.751 - 6.875                       1.30
----------------------------------------
6.876 - 7.000                       0.12
----------------------------------------
7.126 - 7.250                       0.14
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.153
Lowest: 6.000
Highest: 7.250

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.63%
----------------------------------------
750 - 799                          40.15
----------------------------------------
700 - 749                          32.79
----------------------------------------
650 - 699                          18.59
----------------------------------------
600 - 649                           4.85
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 735
Lowest: 611
Highest: 827

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           38.95%
----------------------------------------
Refinance-Cashout                  35.80
----------------------------------------
Refinance-Rate/Term                25.25
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                55.24%
----------------------------------------
2-Family                           15.67
----------------------------------------
Condo                               9.67
----------------------------------------
4-Family                            7.25
----------------------------------------
PUD Detach                          6.80
----------------------------------------
3-Family                            3.36
----------------------------------------
PUD Attach                          1.84
----------------------------------------
Townhouse                           0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                              12.18%
----------------------------------------
2055IE                             13.12
----------------------------------------
AVM                                17.68
----------------------------------------
FULL                               56.77
----------------------------------------
Tax Assessment                      0.25
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            60.99%
----------------------------------------
Standard                           26.31
----------------------------------------
Stated                              9.47
----------------------------------------
No Ratio                            2.06
----------------------------------------
All Ready Home                      0.63
----------------------------------------
Rapid                               0.54
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           97.71%
----------------------------------------
Secondary                           2.29
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               89.73%
----------------------------------------
GEMIC                               3.32
----------------------------------------
UGIC                                2.19
----------------------------------------
RMIC                                2.05
----------------------------------------
PMIC                                1.66
----------------------------------------
RGIC                                0.75
----------------------------------------
TGIC                                0.31
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         41.89%
----------------------------------------
Florida                            12.86
----------------------------------------
Texas                               4.45
----------------------------------------
Nevada                              3.48
----------------------------------------
Arizona                             3.16
----------------------------------------
Other                              34.16
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                43.76%
----------------------------------------
Southern California                56.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
93657                               0.83%
----------------------------------------
64155                               0.77
----------------------------------------
91604                               0.75
----------------------------------------
90813                               0.74
----------------------------------------
95008                               0.72
----------------------------------------
Other                              96.19
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.69%
----------------------------------------
1                                   0.31
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
288                                 0.06%
----------------------------------------
300                                 0.93
----------------------------------------
360                                99.00
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.4 months
Lowest: 288 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
241 - 288                           0.06%
----------------------------------------
295 - 300                           0.93
----------------------------------------
355 - 360                          99.00
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.7 months
Lowest: 287 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  36.55%
----------------------------------------
1 - 6                              63.45
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.45%
----------------------------------------
20.01 - 25.00                       0.93
----------------------------------------
25.01 - 30.00                       1.00
----------------------------------------
30.01 - 35.00                       2.20
----------------------------------------
35.01 - 40.00                       3.17
----------------------------------------
40.01 - 45.00                       2.58
----------------------------------------
45.01 - 50.00                       3.77
----------------------------------------
50.01 - 55.00                       4.09
----------------------------------------
55.01 - 60.00                       4.92
----------------------------------------
60.01 - 65.00                       7.07
----------------------------------------
65.01 - 70.00                      17.49
----------------------------------------
70.01 - 75.00                      13.95
----------------------------------------
75.01 - 80.00                      28.10
----------------------------------------
80.01 - 85.00                       1.19
----------------------------------------
85.01 - 90.00                       9.07
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.64%
Lowest: 7.36%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

*** denotes less than or equal to

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.45%
----------------------------------------
20.01 - 25.00                       0.93
----------------------------------------
25.01 - 30.00                       1.00
----------------------------------------
30.01 - 35.00                       2.20
----------------------------------------
35.01 - 40.00                       3.17
----------------------------------------
40.01 - 45.00                       2.58
----------------------------------------
45.01 - 50.00                       3.77
----------------------------------------
50.01 - 55.00                       4.09
----------------------------------------
55.01 - 60.00                       4.92
----------------------------------------
60.01 - 65.00                       7.07
----------------------------------------
65.01 - 70.00                      17.49
----------------------------------------
70.01 - 75.00                      13.95
----------------------------------------
75.01 - 80.00                      28.20
----------------------------------------
80.01 - 85.00                       1.19
----------------------------------------
85.01 - 90.00                       8.97
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.58%
Lowest: 7.35%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

*** denotes less than or equal to

                            Global Structured Finance

                             BoAALT 2004-04 Group 3
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $97,821,815.79
Loan Count: 607
Cut-off Date: 2004-04-01
Avg. Loan Balance: $161,156.20
Avg. Orig. Balance: $161,275.99
W.A. FICO*: 731
W.A. Orig. LTV: 79.81%
W.A. Cut-Off LTV: 79.75%
W.A. Gross Coupon: 5.9784%
W.A. Net Coupon: 5.7229%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 29.03%
% over 100 COLTV: 6.88%
% with PMI: 29.10%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 30.27%
W.A. MI Adjusted LTV: 71.17%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.85%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          0.57%
----------------------------------------
50,001 - 150,000                   32.98
----------------------------------------
150,001 - 250,000                  39.89
----------------------------------------
250,001 - 350,000                  24.08
----------------------------------------
350,001 - 450,000                   2.49
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $161,275.99
Lowest: $25,200.00
Highest: $427,150.00

--------------------------------------------------------------------------------

*** denotes less than or equal to

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          0.57%
----------------------------------------
50,001 - 150,000                   32.98
----------------------------------------
150,001 - 250,000                  39.89
----------------------------------------
250,001 - 350,000                  24.08
----------------------------------------
350,001 - 450,000                   2.49
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $161,156.20
Lowest: $25,200.00
Highest: $427,150.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        98.72%
----------------------------------------
20 YR FIXED                         1.04
----------------------------------------
25 YR FIXED                         0.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

*** denotes less than or equal to

----------------------------------------
Coupon                           Percent
----------------------------------------
4.876 - 5.000                       0.09%
----------------------------------------
5.001 - 5.125                       0.17
----------------------------------------
5.126 - 5.250                       0.45
----------------------------------------
5.251 - 5.375                       0.59
----------------------------------------
5.376 - 5.500                       1.08
----------------------------------------
5.501 - 5.625                       2.87
----------------------------------------
5.626 - 5.750                      14.00
----------------------------------------
5.751 - 5.875                      27.41
----------------------------------------
5.876 - 6.000                      25.13
----------------------------------------
6.001 - 6.125                      11.09
----------------------------------------
6.126 - 6.250                      10.61
----------------------------------------
6.251 - 6.375                       3.03
----------------------------------------
6.376 - 6.500                       1.83
----------------------------------------
6.501 - 6.625                       0.24
----------------------------------------
6.626 - 6.750                       1.20
----------------------------------------
6.751 - 6.875                       0.15
----------------------------------------
7.001 - 7.125                       0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.978
Lowest: 5.000
Highest: 7.125

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.11%
----------------------------------------
750 - 799                          31.65
----------------------------------------
700 - 749                          42.32
----------------------------------------
650 - 699                          23.17
----------------------------------------
600 - 649                           0.75
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 731
Lowest: 618
Highest: 813

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           67.13%
----------------------------------------
Refinance-Cashout                  21.25
----------------------------------------
Refinance-Rate/Term                11.62
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                69.05%
----------------------------------------
PUD Detach                         13.37
----------------------------------------
Condo                              10.53
----------------------------------------
2-Family                            2.58
----------------------------------------
PUD Attach                          2.18
----------------------------------------
3-Family                            1.26
----------------------------------------
4-Family                            0.56
----------------------------------------
Townhouse                           0.47
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               1.33%
----------------------------------------
2055IE                              5.94
----------------------------------------
2065                                0.17
----------------------------------------
AVM                                 0.26
----------------------------------------
FULL                               92.30
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Standard                           49.69%
----------------------------------------
Stated                             38.07
----------------------------------------
No Ratio                           10.08
----------------------------------------
Reduced                             1.50
----------------------------------------
Rapid                               0.65
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               70.90%
----------------------------------------
UGIC                               18.36
----------------------------------------
GEMIC                               4.27
----------------------------------------
RMIC                                2.60
----------------------------------------
PMIC                                2.22
----------------------------------------
TGIC                                1.14
----------------------------------------
RGIC                                0.51
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         27.72%
----------------------------------------
Florida                            11.81
----------------------------------------
Texas                               8.16
----------------------------------------
Georgia                             5.28
----------------------------------------
Illinois                            4.53
----------------------------------------
Other                              42.50
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                31.45%
----------------------------------------
Southern California                68.55
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
91709                               0.85%
----------------------------------------
92882                               0.67
----------------------------------------
22042                               0.61
----------------------------------------
91355                               0.60
----------------------------------------
93033                               0.60
----------------------------------------
Other                              96.68
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 1.04%
----------------------------------------
300                                 0.24
----------------------------------------
360                                98.72
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.6 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           1.04%
----------------------------------------
289 - 294                           0.12
----------------------------------------
295 - 300                           0.12
----------------------------------------
349 - 354                           0.10
----------------------------------------
355 - 360                          98.62
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.0 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  41.32%
----------------------------------------
1 - 6                              58.46
----------------------------------------
7 - 12                              0.22
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
25.01 - 30.00                       0.91%
----------------------------------------
30.01 - 35.00                       1.03
----------------------------------------
35.01 - 40.00                       0.63
----------------------------------------
40.01 - 45.00                       1.53
----------------------------------------
45.01 - 50.00                       1.79
----------------------------------------
50.01 - 55.00                       2.67
----------------------------------------
55.01 - 60.00                       1.30
----------------------------------------
60.01 - 65.00                       3.42
----------------------------------------
65.01 - 70.00                       3.93
----------------------------------------
70.01 - 75.00                       5.92
----------------------------------------
75.01 - 80.00                      47.84
----------------------------------------
80.01 - 85.00                       2.14
----------------------------------------
85.01 - 90.00                       6.62
----------------------------------------
90.01 - 95.00                       1.14
----------------------------------------
95.01 - 100.00                     12.08
----------------------------------------
>= 100.01                           7.05
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 79.81%
Lowest: 25.64%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
25.01 - 30.00                       0.91%
----------------------------------------
30.01 - 35.00                       1.03
----------------------------------------
35.01 - 40.00                       0.63
----------------------------------------
40.01 - 45.00                       1.53
----------------------------------------
45.01 - 50.00                       1.79
----------------------------------------
50.01 - 55.00                       2.67
----------------------------------------
55.01 - 60.00                       1.30
----------------------------------------
60.01 - 65.00                       3.42
----------------------------------------
65.01 - 70.00                       3.93
----------------------------------------
70.01 - 75.00                       5.92
----------------------------------------
75.01 - 80.00                      47.84
----------------------------------------
80.01 - 85.00                       2.14
----------------------------------------
85.01 - 90.00                       6.75
----------------------------------------
90.01 - 95.00                       1.01
----------------------------------------
95.01 - 100.00                     12.25
----------------------------------------
>= 100.01                           6.88
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 79.75%
Lowest: 25.62%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-04 Group 4
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $52,157,102.44
Loan Count: 107
Cut-off Date: 2004-04-01
Avg. Loan Balance: $487,449.56
Avg. Orig. Balance: $488,700.07
W.A. FICO*: 730
W.A. Orig. LTV: 70.07%
W.A. Cut-Off LTV: 69.92%
W.A. Gross Coupon: 6.0009%
W.A. Net Coupon: 5.7454%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 5.83%
% over 100 COLTV: 1.61%
% with PMI: 5.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 28.14%
W.A. MI Adjusted LTV: 68.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.75%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   3.29%
----------------------------------------
350,001 - 450,000                  37.95
----------------------------------------
450,001 - 550,000                  26.84
----------------------------------------
550,001 - 650,000                  15.90
----------------------------------------
650,001 - 750,000                   5.64
----------------------------------------
750,001 - 850,000                   4.64
----------------------------------------
850,001 - 950,000                   1.69
----------------------------------------
950,001 - 1,050,000                 1.84
----------------------------------------
1,050,001 - 1,150,000               2.20
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $488,700.07
Lowest: $336,000.00
Highest: $1,150,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   3.29%
----------------------------------------
350,001 - 450,000                  37.95
----------------------------------------
450,001 - 550,000                  26.84
----------------------------------------
550,001 - 650,000                  15.90
----------------------------------------
650,001 - 750,000                   5.64
----------------------------------------
750,001 - 850,000                   4.64
----------------------------------------
850,001 - 950,000                   1.69
----------------------------------------
950,001 - 1,050,000                 1.84
----------------------------------------
1,050,001 - 1,150,000               2.20
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $487,449.56
Lowest: $335,665.51
Highest: $1,150,000.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        98.33%
----------------------------------------
25 YR FIXED                         1.67
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.376 - 5.500                       2.29%
----------------------------------------
5.501 - 5.625                       3.35
----------------------------------------
5.626 - 5.750                       6.33
----------------------------------------
5.751 - 5.875                      32.30
----------------------------------------
5.876 - 6.000                      29.47
----------------------------------------
6.001 - 6.125                       7.99
----------------------------------------
6.126 - 6.250                       9.19
----------------------------------------
6.251 - 6.375                       3.73
----------------------------------------
6.376 - 6.500                       1.53
----------------------------------------
6.501 - 6.625                       2.42
----------------------------------------
6.626 - 6.750                       0.74
----------------------------------------
6.751 - 6.875                       0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.001
Lowest: 5.500
Highest: 6.875

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.50%
----------------------------------------
750 - 799                          33.77
----------------------------------------
700 - 749                          41.40
----------------------------------------
650 - 699                          20.40
----------------------------------------
600 - 649                           0.94
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 730
Lowest: 638
Highest: 818

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                35.04%
----------------------------------------
Refinance-Cashout                  33.17
----------------------------------------
Purchase                           31.79
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                62.69%
----------------------------------------
PUD Detach                         16.71
----------------------------------------
Condo                              12.00
----------------------------------------
2-Family                            7.74
----------------------------------------
PUD Attach                          0.85
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               0.83%
----------------------------------------
2055IE                              1.02
----------------------------------------
FULL                               98.15
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Stated                             66.35%
----------------------------------------
No Ratio                           14.63
----------------------------------------
Standard                           13.95
----------------------------------------
Rapid                               1.84
----------------------------------------
Reduced                             1.80
----------------------------------------
All Ready Home                      1.43
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            93.30%
----------------------------------------
Investor                            5.27
----------------------------------------
Secondary                           1.43
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               94.17%
----------------------------------------
UGIC                                5.10
----------------------------------------
RMIC                                0.73
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         67.07%
----------------------------------------
Maryland                            6.10
----------------------------------------
Illinois                            4.44
----------------------------------------
Florida                             4.41
----------------------------------------
Texas                               3.33
----------------------------------------
Other                              14.66
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                30.82%
----------------------------------------
Southern California                69.18
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90049                               2.75%
----------------------------------------
92064                               2.39
----------------------------------------
90272                               2.20
----------------------------------------
98115                               1.94
----------------------------------------
60611                               1.84
----------------------------------------
Other                              88.87
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
300                                 1.67%
----------------------------------------
360                                98.33
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.0 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
295 - 300                           1.67%
----------------------------------------
355 - 360                          98.33
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.4 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  37.68%
----------------------------------------
1 - 6                              62.32
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
25.01 - 30.00                       1.15%
----------------------------------------
30.01 - 35.00                       0.78
----------------------------------------
35.01 - 40.00                       3.08
----------------------------------------
40.01 - 45.00                       3.21
----------------------------------------
45.01 - 50.00                       3.22
----------------------------------------
50.01 - 55.00                       3.75
----------------------------------------
55.01 - 60.00                       4.38
----------------------------------------
60.01 - 65.00                      10.23
----------------------------------------
65.01 - 70.00                       8.19
----------------------------------------
70.01 - 75.00                      20.74
----------------------------------------
75.01 - 80.00                      35.45
----------------------------------------
85.01 - 90.00                       2.05
----------------------------------------
90.01 - 95.00                       0.73
----------------------------------------
95.01 - 100.00                      1.44
----------------------------------------
>= 100.01                           1.61
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 70.07%
Lowest: 28.57%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
25.01 - 30.00                       1.15%
----------------------------------------
30.01 - 35.00                       0.78
----------------------------------------
35.01 - 40.00                       3.08
----------------------------------------
40.01 - 45.00                       3.21
----------------------------------------
45.01 - 50.00                       3.22
----------------------------------------
50.01 - 55.00                       4.42
----------------------------------------
55.01 - 60.00                       4.38
----------------------------------------
60.01 - 65.00                      10.23
----------------------------------------
65.01 - 70.00                       7.52
----------------------------------------
70.01 - 75.00                      20.74
----------------------------------------
75.01 - 80.00                      35.45
----------------------------------------
85.01 - 90.00                       2.05
----------------------------------------
90.01 - 95.00                       0.73
----------------------------------------
95.01 - 100.00                      1.44
----------------------------------------
>= 100.01                           1.61
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 69.92%
Lowest: 28.57%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-04 Group 5
                              15YR - GWAC le 5.375
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $52,020,283.61
Loan Count: 371
Cut-off Date: 2004-04-01
Avg. Loan Balance: $140,216.40
Avg. Orig. Balance: $140,603.16
W.A. FICO*: 741
W.A. Orig. LTV: 59.57%
W.A. Cut-Off LTV: 59.41%
W.A. Gross Coupon: 5.1870%
W.A. Net Coupon: 4.9315%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.09%
% over 100 COLTV: 0.00%
% with PMI: 3.09%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.34%
W.A. MI Adjusted LTV: 59.04%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.89%
% Conforming: 82.39%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          2.88%
----------------------------------------
50,001 - 150,000                   43.37
----------------------------------------
150,001 - 250,000                  22.98
----------------------------------------
250,001 - 350,000                   9.97
----------------------------------------
350,001 - 450,000                   5.41
----------------------------------------
450,001 - 550,000                   7.61
----------------------------------------
550,001 - 650,000                   4.56
----------------------------------------
650,001 - 750,000                   1.34
----------------------------------------
950,001 - 1,050,000                 1.89
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $140,603.16
Lowest: $20,000.00
Highest: $985,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          2.88%
----------------------------------------
50,001 - 150,000                   43.37
----------------------------------------
150,001 - 250,000                  22.98
----------------------------------------
250,001 - 350,000                   9.97
----------------------------------------
350,001 - 450,000                   5.41
----------------------------------------
450,001 - 550,000                   7.61
----------------------------------------
550,001 - 650,000                   4.56
----------------------------------------
650,001 - 750,000                   1.34
----------------------------------------
950,001 - 1,050,000                 1.89
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $140,216.40
Lowest: $19,926.72
Highest: $981,391.18

--------------------------------------------------------------------------------

*** denotes less than or equal to

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR FIXED                       100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.126 - 4.250                       0.16%
----------------------------------------
4.251 - 4.375                       0.51
----------------------------------------
4.376 - 4.500                       0.88
----------------------------------------
4.501 - 4.625                       0.92
----------------------------------------
4.626 - 4.750                       2.53
----------------------------------------
4.751 - 4.875                       8.73
----------------------------------------
4.876 - 5.000                       9.81
----------------------------------------
5.001 - 5.125                      11.27
----------------------------------------
5.126 - 5.250                      33.75
----------------------------------------
5.251 - 5.375                      31.45
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.187
Lowest: 4.250
Highest: 5.375

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           4.67%
----------------------------------------
750 - 799                          41.11
----------------------------------------
700 - 749                          38.13
----------------------------------------
650 - 699                          14.63
----------------------------------------
600 - 649                           1.46
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 741
Lowest: 632
Highest: 837

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                41.92%
----------------------------------------
Refinance-Cashout                  40.14
----------------------------------------
Purchase                           17.94
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                61.62%
----------------------------------------
2-Family                            9.64
----------------------------------------
Condo                               9.44
----------------------------------------
PUD Detach                          7.06
----------------------------------------
3-Family                            5.48
----------------------------------------
4-Family                            3.25
----------------------------------------
PUD Attach                          3.09
----------------------------------------
Townhouse                           0.43
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               9.16%
----------------------------------------
2055IE                              9.32
----------------------------------------
AVM                                16.27
----------------------------------------
FULL                               64.86
----------------------------------------
Tax Assessment                      0.39
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            43.76%
----------------------------------------
Stated                             32.08
----------------------------------------
Standard                           19.22
----------------------------------------
No Ratio                            3.70
----------------------------------------
All Ready Home                      0.99
----------------------------------------
Rapid                               0.26
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           64.60%
----------------------------------------
Primary                            33.83
----------------------------------------
Secondary                           1.58
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               96.91%
----------------------------------------
GEMIC                               1.18
----------------------------------------
UGIC                                0.60
----------------------------------------
RMIC                                0.60
----------------------------------------
PMIC                                0.48
----------------------------------------
TGIC                                0.23
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         44.04%
----------------------------------------
Florida                            11.88
----------------------------------------
Texas                               6.20
----------------------------------------
Illinois                            4.87
----------------------------------------
Maryland                            3.67
----------------------------------------
Other                              29.34
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                35.31%
----------------------------------------
Southern California                64.69
----------------------------------------
Total:                            100.00%
----------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
91007                               1.89%
----------------------------------------
27915                               1.47
----------------------------------------
92620                               1.34
----------------------------------------
33301                               1.24
----------------------------------------
91316                               1.16
----------------------------------------
Other                              92.90
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
180                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
175 - 180                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.3 months
Lowest: 177 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  32.98%
----------------------------------------
1 - 6                              67.02
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           2.04%
----------------------------------------
20.01 - 25.00                       1.60
----------------------------------------
25.01 - 30.00                       3.79
----------------------------------------
30.01 - 35.00                       4.16
----------------------------------------
35.01 - 40.00                       5.37
----------------------------------------
40.01 - 45.00                       6.76
----------------------------------------
45.01 - 50.00                       8.80
----------------------------------------
50.01 - 55.00                       5.07
----------------------------------------
55.01 - 60.00                       9.68
----------------------------------------
60.01 - 65.00                       6.58
----------------------------------------
65.01 - 70.00                      10.01
----------------------------------------
70.01 - 75.00                      13.24
----------------------------------------
75.01 - 80.00                      19.81
----------------------------------------
80.01 - 85.00                       0.76
----------------------------------------
85.01 - 90.00                       1.66
----------------------------------------
90.01 - 95.00                       0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.57%
Lowest: 5.58%
Highest: 94.15%

--------------------------------------------------------------------------------

*** denotes less than or equal to

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           2.04%
----------------------------------------
20.01 - 25.00                       1.60
----------------------------------------
25.01 - 30.00                       3.79
----------------------------------------
30.01 - 35.00                       4.43
----------------------------------------
35.01 - 40.00                       5.68
----------------------------------------
40.01 - 45.00                       6.17
----------------------------------------
45.01 - 50.00                       8.80
----------------------------------------
50.01 - 55.00                       5.35
----------------------------------------
55.01 - 60.00                       9.40
----------------------------------------
60.01 - 65.00                       6.67
----------------------------------------
65.01 - 70.00                       9.92
----------------------------------------
70.01 - 75.00                      13.39
----------------------------------------
75.01 - 80.00                      19.66
----------------------------------------
80.01 - 85.00                       0.76
----------------------------------------
85.01 - 90.00                       1.66
----------------------------------------
90.01 - 95.00                       0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.41%
Lowest: 5.56%
Highest: 93.80%

--------------------------------------------------------------------------------

*** denotes less than or equal to

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-04 Group 6
                              15YR - GWAC gt 5.375
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $41,743,869.46
Loan Count: 369
Cut-off Date: 2004-04-01
Avg. Loan Balance: $113,127.02
Avg. Orig. Balance: $113,405.46
W.A. FICO*: 736
W.A. Orig. LTV: 59.10%
W.A. Cut-Off LTV: 58.96%
W.A. Gross Coupon: 5.6545%
W.A. Net Coupon: 5.3990%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 4.81%
% over 100 COLTV: 0.00%
% with PMI: 4.81%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 14.65%
W.A. MI Adjusted LTV: 58.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.23%
% Conforming: 89.63%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
*** 50,000                          7.48%
----------------------------------------
50,001 - 150,000                   46.12
----------------------------------------
150,001 - 250,000                  23.65
----------------------------------------
250,001 - 350,000                   9.37
----------------------------------------
350,001 - 450,000                   6.01
----------------------------------------
550,001 - 650,000                   1.39
----------------------------------------
650,001 - 750,000                   1.75
----------------------------------------
1,750,001 - 1,850,000               4.23
----------------------------------------
Total:                            100.00%
----------------------------------------

*** denotes less than or equal to

Average: $113,405.46
Lowest: $10,000.00
Highest: $1,765,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
*** 50,000                          7.48%
----------------------------------------
50,001 - 150,000                   46.84
----------------------------------------
150,001 - 250,000                  22.93
----------------------------------------
250,001 - 350,000                   9.37
----------------------------------------
350,001 - 450,000                   6.01
----------------------------------------
550,001 - 650,000                   1.39
----------------------------------------
650,001 - 750,000                   1.75
----------------------------------------
1,750,001 - 1,850,000               4.23
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $113,127.02
Lowest: $9,964.87
Highest: $1,765,000.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR FIXED                        99.83%
----------------------------------------
12 YR FIXED                         0.11
----------------------------------------
13 YR FIXED                         0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

*** denotes less than or equal to

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.376 - 5.500                      37.30%
----------------------------------------
5.501 - 5.625                      25.71
----------------------------------------
5.626 - 5.750                      25.34
----------------------------------------
5.751 - 5.875                       7.62
----------------------------------------
5.876 - 6.000                       1.52
----------------------------------------
6.001 - 6.125                       0.31
----------------------------------------
6.126 - 6.250                       1.05
----------------------------------------
6.251 - 6.375                       0.19
----------------------------------------
6.376 - 6.500                       0.29
----------------------------------------
6.501 - 6.625                       0.17
----------------------------------------
6.626 - 6.750                       0.39
----------------------------------------
6.876 - 7.000                       0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.655
Lowest: 5.500
Highest: 7.000

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           5.57%
----------------------------------------
750 - 799                          38.96
----------------------------------------
700 - 749                          33.87
----------------------------------------
650 - 699                          16.87
----------------------------------------
600 - 649                           4.73
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 736
Lowest: 606
Highest: 826

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                42.83%
----------------------------------------
Refinance-Cashout                  36.13
----------------------------------------
Purchase                           21.04
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                56.88%
----------------------------------------
2-Family                           12.09
----------------------------------------
Condo                              10.80
----------------------------------------
PUD Detach                          6.86
----------------------------------------
4-Family                            4.77
----------------------------------------
3-Family                            3.68
----------------------------------------
PUD Attach                          2.77
----------------------------------------
Townhouse                           1.54
----------------------------------------
Condotel                            0.62
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               8.60%
----------------------------------------
2055IE                             11.03
----------------------------------------
AVM                                21.02
----------------------------------------
FULL                               58.60
----------------------------------------
Tax Assessment                      0.75
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            44.06%
----------------------------------------
Stated                             24.70
----------------------------------------
Standard                           21.63
----------------------------------------
No Ratio                            6.75
----------------------------------------
All Ready Home                      2.24
----------------------------------------
Rapid                               0.62
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           71.52%
----------------------------------------
Primary                            25.60
----------------------------------------
Secondary                           2.88
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               95.19%
----------------------------------------
GEMIC                               1.73
----------------------------------------
UGIC                                1.40
----------------------------------------
RMIC                                0.68
----------------------------------------
PMIC                                0.60
----------------------------------------
RGIC                                0.33
----------------------------------------
TGIC                                0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         41.70%
----------------------------------------
Florida                            12.05
----------------------------------------
Texas                               5.49
----------------------------------------
Virginia                            4.32
----------------------------------------
Maryland                            3.58
----------------------------------------
Other                              32.88
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                41.01%
----------------------------------------
Southern California                58.99
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
93940                               4.23%
----------------------------------------
90272                               1.75
----------------------------------------
20853                               1.39
----------------------------------------
90245                               1.19
----------------------------------------
37203                               1.16
----------------------------------------
Other                              90.27
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
144                                 0.11%
----------------------------------------
156                                 0.05
----------------------------------------
180                                99.83
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.9 months
Lowest: 144 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
121 - 168                           0.17%
----------------------------------------
175 - 180                          99.83
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.3 months
Lowest: 144 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  36.70%
----------------------------------------
1 - 6                              63.30
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           1.59%
----------------------------------------
20.01 - 25.00                       0.78
----------------------------------------
25.01 - 30.00                       7.39
----------------------------------------
30.01 - 35.00                       5.42
----------------------------------------
35.01 - 40.00                       7.43
----------------------------------------
40.01 - 45.00                       2.89
----------------------------------------
45.01 - 50.00                       6.08
----------------------------------------
50.01 - 55.00                       3.98
----------------------------------------
55.01 - 60.00                      12.75
----------------------------------------
60.01 - 65.00                       7.10
----------------------------------------
65.01 - 70.00                      14.39
----------------------------------------
70.01 - 75.00                       7.96
----------------------------------------
75.01 - 80.00                      17.42
----------------------------------------
80.01 - 85.00                       0.09
----------------------------------------
85.01 - 90.00                       3.71
----------------------------------------
90.01 - 95.00                       1.02
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.10%
Lowest: 11.11%
Highest: 95.00%

--------------------------------------------------------------------------------

*** denotes less than or equal to

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           1.59%
----------------------------------------
20.01 - 25.00                       0.78
----------------------------------------
25.01 - 30.00                       7.39
----------------------------------------
30.01 - 35.00                       5.51
----------------------------------------
35.01 - 40.00                       7.34
----------------------------------------
40.01 - 45.00                       2.89
----------------------------------------
45.01 - 50.00                       6.19
----------------------------------------
50.01 - 55.00                       3.87
----------------------------------------
55.01 - 60.00                      12.85
----------------------------------------
60.01 - 65.00                       7.24
----------------------------------------
65.01 - 70.00                      14.15
----------------------------------------
70.01 - 75.00                       8.28
----------------------------------------
75.01 - 80.00                      17.11
----------------------------------------
80.01 - 85.00                       0.22
----------------------------------------
85.01 - 90.00                       3.57
----------------------------------------
90.01 - 95.00                       1.02
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 58.96%
Lowest: 10.91%
Highest: 94.66%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to

*** denotes less than or equal to
such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.